UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2004



                            TITAN INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its Charter)


           Illinois                  1-12936                      36-3228472
    (State of Incorporation)   (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

                      2701 Spruce Street, Quincy, IL 62301
          (Address of principal executive offices, including Zip Code)


                                 (217) 228-6011
              (Registrant's telephone number, including area code)



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INFORMATION TO BE INCLUDED IN THIS REPORT



Item 5.  OTHER EVENTS



         Employees of Titan Wheel Corporation of Illinois, a subsidiary of Titan International, Inc., will receive a record summer bonus. See press release dated June 30, 2004.



Item 7.           FINANCIAL STATEMENTS AND EXHIBITS



         (c)      Exhibits

                  99 Titan International, Inc.'s press release dated June 30, 2004, regarding Titan Wheel Corporation of Illinois employees receiving record summer bonus.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   TITAN INTERNATIONAL, INC.
                                                  (Registrant)



Date:  June 30, 2004               By:     /s/ Kent W. Hackamack
     ---------------                  --------------------------------
                                   Kent W. Hackamack
                                   Vice President of Finance and Treasurer
                                   (Principal Financial Officer and
                                     Principal Accounting Officer)


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                                  EXHIBIT INDEX


Exhibit No.                         Description
-----------                         ------------

99 Titan International, Inc.'s press release dated June 30, 2004, regarding Titan Wheel Corporation of Illinois employees receiving record summer bonus.